UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35740	71-0556971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 5, 2015, USA Truck, Inc. (the “Company”) issued a press release announcing its results of operations for the first quarter of 2015. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 8.01	Other Events

In its Registration Statement on Form S-3, filed with the SEC on March 6, 2015 (SEC file number 333-202601), under the heading “Description of Selling Stockholders,” the Company reported that, as of March 5, 2015, it had outstanding 11,886,175 shares of common stock. This number erroneously included treasury shares and certain equity awards and issuances under the Company’s 2014 Omnibus Incentive Plan since year end. After adjusting for the impact of these shares, the Company had outstanding 10,630,038 shares of common stock on March 5, 2015. Additionally, the Company reported that, after offering, Stone House Capital Partners, L.P. would own 8.0% of the Company’s common stock, based on 11,886,175 shares outstanding. Stone House Capital Partners, L.P. would own 8.9% of the Company’s common stock based on 10,630,038 shares outstanding as of March 5, 2015.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News release issued by the Company on May 5, 2015.

The information contained in Items 2.02 and 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Items 2.02 and 9.01 hereof, or in the exhibit hereto, shall not be deemed an admission as to the materiality of any information herein or in the exhibit hereto that is required to be disclosed to satisfy the requirements of Regulation FD.

The information in Items 2.02 and 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the paragraph containing cautionary forward-looking language contained in various disclosures by the Company in its news releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc. (Registrant)

Date: May 5, 2015	/s/ Michael K. Borrows
Michael K. Borrows
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	News release issued by the Company on May 5, 2015.